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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM T-1


                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                               ----------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(B)(2)

                               ----------------

                    UNITED STATES TRUST COMPANY OF NEW YORK
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                NEW YORK                               13-3818954
                                                   (I. R. S. EMPLOYER
     (JURISDICTION OF INCORPORATION               IDENTIFICATION NO.)
     IF NOT A U. S. NATIONAL BANK)

          114 WEST 47TH STREET                           10036
           NEW YORK, NEW YORK                          (ZIP CODE)
         (ADDRESS OF PRINCIPAL
           EXECUTIVE OFFICES)

                               ----------------

               SHARED TECHNOLOGIES FAIRCHILD COMMUNICATIONS CORP.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                DELAWARE                               06-1448107
    (STATE OR OTHER JURISDICTION OF                (I. R. S. EMPLOYER
     INCORPORATION OR ORGANIZATION)               IDENTIFICATION NO.)

         100 GREAT MEADOW ROAD                           06109
                                                       (ZIP CODE)
       WETHERSFIELD, CONNECTICUT
    (ADDRESS OF PRINCIPAL EXECUTIVE
                OFFICES)

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              12 1/4% SENIOR SUBORDINATED DISCOUNT NOTES DUE 2006
                      (TITLE OF THE INDENTURE SECURITIES)

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                                    GENERAL

1. GENERAL INFORMATION

  Furnish the following information as to the trustee:

  (a) Name and address of each examining or supervising authority to which it is subject.

    Federal Reserve Bank of New York (2nd District), New York, New York (Board of Governors of the Federal Reserve System). Federal Deposit Insurance Corporation, Washington, D. C. New York State Banking Department, Albany, New York

  (b) Whether it is authorized to exercise corporate trust powers.

      The trustee is authorized to exercise corporate trust powers.

2. AFFILIATIONS WITH THE OBLIGOR

  If the obligor is an affiliate of the trustee, describe each such affiliation.

  None.

3,4,5,6,7,8,9,10,11,12,13,14 and 15.

  Shared Technologies Fairchild Communications Corp. is currently not in default under any of its outstanding securities for which United States Trust Company of New York is Trustee. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 of Form T-1 are not required under General Instruction B.

16. LIST OF EXHIBITS

  T-1.1
     --Organization Certificate, as amended, issued by the State of New
      York Banking Department to transact business as a Trust Company, is incorporated by reference to Exhibit T-1.1 to Form T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 (Registration No. 33-97056).

  T-1.2
     --Included in Exhibit T-1.1.

  T-1.3
     --Included in Exhibit T-1.1.

  T-1.4
     --The By-Laws of United States Trust Company of New York, as amended, is incorporated by reference to Exhibit T-1.4 to Form T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 (Registration No. 33-97056).

  T-1.6
     --The consent of the trustee required by Section 321(b) of the Trust
      Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990.

  T-1.7
     --A copy of the latest report of condition of the trustee pursuant to law or the requirements of its supervising or examining authority.

                                     NOTE

  As of April 19, 1996, the trustee had 2,999,020 shares of Common Stock outstanding, all of which are owned by its parent company, U. S. Trust Corporation. The term "trustee" in Item 2, refers to each of United States Trust Company of New York and its parent company, U. S. Trust Corporation.

  In answering Item 2 in this statement of eligibility, as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information.

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  Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, United States Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 19th day of April, 1996.

                                          United States Trust Company of New
                                           York, Trustee

                                          By: _________________________________
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                                                                  EXHIBIT T-1.6

       THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION 321(B) OF THE ACT.

                    UNITED STATES TRUST COMPANY OF NEW YORK
                             114 WEST 47TH STREET
                              NEW YORK, NY 10036

                                                              September 1, 1995

Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC 20549

Gentlemen:

  Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and subject to the limitations set forth therein, United States Trust Company of New York ("U.S. Trust") hereby consents that reports of examinations of U.S. Trust by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                          Very truly yours,

                                          United States Trust Company of New
                                           York

                                          By: _________________________________
                                                    /s/ Gerard F. Ganey
                                                   Senior Vice President

                                                                  EXHIBIT T-1.7

                    UNITED STATES TRUST COMPANY OF NEW YORK

                      CONSOLIDATED STATEMENT OF CONDITION
                               DECEMBER 31, 1995

                               ($ IN THOUSANDS)

     ASSETS

      Cash and Due from Banks...................................... $   86,275
      Short-Term Investments.......................................         50
      Securities, Available for Sale...............................    676,970
      Loans........................................................  1,257,372
      Less: Allowance for Credit Losses............................     13,254
                                                                    ----------
        Net Loans..................................................  1,244,118
      Premises and Equipment.......................................     57,692
      Other Assets.................................................    129,999
                                                                    ----------
        Total Assets............................................... $2,195,104
                                                                    ==========

     LIABILITIES

      Deposits:
        Non-Interest Bearing....................................... $  471,642
        Interest Bearing...........................................  1,306,996
                                                                    ----------
        Total Deposits.............................................  1,778,638
      Short-Term Credit Facilities.................................    114,789
      Accounts Payable and Accrued Liabilities.....................    146,307
                                                                    ----------
        Total liabilities.......................................... $2,039,734
                                                                    ==========

     STOCKHOLDER'S EQUITY

      Common Stock.................................................     14,995
      Capital Surplus..............................................     41,944
      Retained Earnings............................................     96,878
      Unrealized Gains on Securities Available for Sale (Net of
       Taxes)......................................................      1,553
                                                                    ----------
        Total Stockholder's Equity.................................    155,370
                                                                    ----------
          Total Liabilities and Stockholder's Equity............... $2,195,104
                                                                    ==========

  I, Richard E. Brinkmann, Senior Vice President & Comptroller of the named bank do hereby declare that this Statement of Condition has been prepared in conformance with the instructions issued by the appropriate regulatory authority and is true to the best of my knowledge and belief.

                                                   Richard E. Brinkman
                                          _____________________________________
                                                  Signature of Officer

                                                    February 12, 1996
                                          _____________________________________
                                                          Date

                                                                  EXHIBIT T-1.7

                    UNITED STATES TRUST COMPANY OF NEW YORK

                      CONSOLIDATED STATEMENT OF CONDITION
                               DECEMBER 31, 1995

                               ($ IN THOUSANDS)

     ASSETS

      Cash and Due from Banks...................................... $   86,275
      Short-Term Investments.......................................         50
      Securities, Available for Sale...............................    676,970
      Loans........................................................  1,257,372
      Less: Allowance for Credit Losses............................     13,254
                                                                    ----------
        Net Loans..................................................  1,244,118
      Premises and Equipment.......................................     57,692
      Other Assets.................................................    129,999
                                                                    ----------
        Total Assets............................................... $2,195,104
                                                                    ==========

     LIABILITIES

      Deposits:
      Non-Interest Bearing......................................... $  471,642
      Interest Bearing.............................................  1,306,996
                                                                    ----------
        Total Deposits.............................................  1,778,638
      Short-Term Credit Facilities.................................    114,789
      Accounts Payable and Accrued Liabilities.....................    146,307
                                                                    ----------
        Total liabilities.......................................... $2,039,734
                                                                    ==========

     STOCKHOLDER'S EQUITY

      Common Stock.................................................     14,995
      Capital Surplus..............................................     41,944
      Retained Earnings............................................     96,878
      Unrealized Gains on Securities Available for Sale (Net of
       Taxes)......................................................      1,553
                                                                    ----------
        Total Stockholder's Equity.................................    155,370
                                                                    ----------
          Total Liabilities and Stockholder's Equity............... $2,195,104
                                                                    ==========

  I, Richard E. Brinkmann, Senior Vice President & Comptroller of the named bank do hereby declare that this Statement of Condition has been prepared in conformance with the instructions issued by the appropriate regulatory authority and is true to the best of my knowledge and belief.

                                                  Richard E. Brinkmann
                                          _____________________________________
                                                  Signature of Officer

                                                    February 12, 1996
                                          _____________________________________
                                                          Date